UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 11/14/2008

Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-50368

DE	26-1631624
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices, including zip code)

(937) 382-5591

(Registrant’s telephone number, including area code)

ABX Holdings, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 14, 2008, Air Transport Services Group, Inc. issued a press release relating to its results for the third quarter ended September 30, 2008. A copy of the press release is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

On November 17, 2008, Air Transport Services Group, Inc. held a conference call to discuss its results for the third quarter ended September 30, 2008. A transcript of the conference call is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Transcript of conference call held by Air Transport Services Group, Inc. on November 17, 2008.

99.2	Press release issued by Air Transport Services Group, Inc. on November 14, 2008, relating to its results for the third quarter ended September 30, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Sr. Vice President Corporate General Counsel & Secretary

Date: November 20, 2008